PROSPECTUS & APPLICATION
                              INVESTMENT STRATEGY:
                                  GLOBAL GROWTH

                             Templeton Region Funds

                         TEMPLETON GREATER EUROPEAN FUND

                          TEMPLETON LATIN AMERICA FUND


             -----------------------------------------------------
                                 AUGUST 1, 1997


                                      LOGO


             -----------------------------------------------------



This prospectus describes Class I and Class II shares of Templeton Region Funds, which are Templeton Greater European Fund ("Greater European Fund") and
Templeton Latin America Fund ("Latin America Fund") (each a "Fund" and collectively the "Funds"). It contains information you should know before investing in the Funds. Please keep it for future reference.


INVESTMENTS IN FOREIGN SECURITIES INVOLVE CERTAIN CONSIDERATIONS WHICH ARE NOT NORMALLY INVOLVED IN INVESTMENT IN SECURITIES OF U.S. COMPANIES, AND AN INVESTMENT IN THE FUNDS MAY BE CONSIDERED SPECULATIVE. EACH FUND MAY INVEST WITHOUT LIMIT IN EMERGING MARKET COUNTRIES, BORROW MONEY FOR INVESTMENT PURPOSES, AND MAY INVEST UP TO 15% OF ITS ASSETS IN ILLIQUID SECURITIES, INCLUDING UP TO 10% OF ITS ASSETS IN RESTRICTED SECURITIES, WHICH MAY INVOLVE GREATER RISK AND INCREASED FUND EXPENSES. SEE "WHAT ARE THE FUNDS' POTENTIAL RISKS?"


The Funds currently offer another class of shares with a different sales charge and expense structure, which affects performance. This class is described in a separate prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

Each Fund is a diversified series of Templeton Global Investment Trust (the "Trust"), an open-end management investment company. The Trust has a Statement of Additional Information ("SAI") for its Class I and Class II shares, dated August 1, 1997, which may be amended from time to time. It includes more information about the Funds' procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Funds at their address.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TEMPLETON  REGION  FUNDS

------------------------------------------------------------------------------




  THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE BTAINED FROM DISTRIBUTORS.

   TEMPLETON              TABLE OF CONTENTS
   REGION
   FUNDS                  ABOUT THE FUNDS

                          Expense Summary...................      2

  ----------------------


  August 1, 1997         Financial Highlights..............      4

  When reading this      How Do the Funds Invest Their           7
                         Assets?
  prospectus, you
  will see certain       What Are the Funds' Potential Risks?   18
  terms beginning
  with capital           Who Manages the Funds?............     22
  letters. This means
  the term is            How Do the Funds Measure               26
  explained in           Performance?
  our glossary
  section.               How Taxation Affects the Funds
                         and Their Shareholders ...........     27

                         How Is the Trust Organized?.......     27

                         ABOUT YOUR ACCOUNT

                         How Do I Buy Shares?..............     28

                         May I Exchange Shares for Shares of
                         Another Fund?.....................     35

                         How Do I Sell  Shares?............     39

                         What Distributions Might I Receive
                         From the Funds?...................     43

                         Transaction Procedures and Special
                         Requirements......................     44

                         Services to Help You Manage Your
                         Account...........................     49

                         What If I Have Questions About My
                         Account?..........................     51

                         GLOSSARY

                         Useful Terms and Definitions......     53

  700 Central Avenue
  P.O. Box 33030
  St. Petersburg, FL
  33733-8030
  1-800/DIAL BEN

ABOUT THE FUNDS


EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in the Funds. It is based on the historical expenses of each class, after fee waivers, for the fiscal year ended March 31, 1997. Each Fund's actual expenses may vary.


                                                                      GREATER                      LATIN AMERICA
                                                                   EUROPEAN FUND                       FUND
                                                               CLASS I        CLASS II        CLASS I        CLASS II

                   --------------------------------------- ---------------- -------------- -------------- ---------------



                   A.   SHAREHOLDER TRANSACTION XPENSES(1)
                        Maximum Sales Charge (as a percentage
                        of Offering Price)                       5.75%            1.99%          5.75%         1.99%
                        Paid at time of purchase                 5.75%(2)         1.00%(3)       5.75%(2)      1.00%(3)
                        Paid at redemption(4)                    NONE             0.99%          NONE          0.99%
                        Exchange Fee (per transaction)          $5.00 (5)        $5.00 (5)      $5.00 (5)     $5.00 (5)


                   B.  ANNUAL FUND OPERATING EXPENSES
                       (AS A PERCENTAGE OF AVERAGE NET ASSETS)
                       Management Fees (after fee waiver)       0.00% (6)        0.00%(6)       0.50%(6)      0.50% (6)
                       Rule  12b-1 Fees                         0.35% (7)        1.00%(7)       0.35%(7)      1.00% (7)
                       Other Expenses (after fee waiver)        1.50% (6)        1.50%(6)       1.50%         1.50% (6)
                                                              ---------------- -------------- -------------- ---------------
                      Total Fund Operating Expenses (after
                        fee waiver)                             1.85% (6)        2.50%(6)       2.35%(6)      3.00% (6)
                                                               ---------------- -------------- -------------- ---------------



           C. EXAMPLE


Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Funds.


                           ONE  YEAR       THREE YEARS     FIVE YEARS     TEN YEARS
      Latin America Fund
      Class I                 $80****         $127           $176           $311
      Class II                $50             $102           $166           $338

      Greater European Fund
      Class I                $ 75(8)         $ 112           $ 152          $ 262
      Class II               $ 45            $  87           $ 142          $ 291



    For the same Class II investment, you would pay projected expenses of $35 for Greater European Fund and $40 for Latin America Fund if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.


THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

(1) IF YOUR TRANSACTION IS PROCESSED THROUGH YOUR SECURITIES DEALER, YOU MAY BE CHARGED A FEE BY YOUR SECURITIES DEALER FOR THIS SERVICE.

(2) THERE IS NO FRONT-END SALES CHARGE IF YOU INVEST $1 MILLION OR MORE IN CLASS I SHARES.

(3) ALTHOUGH CLASS II HAS A LOWER FRONT-END SALES CHARGE THAN CLASS I, ITS RULE 12B-1 FEES ARE HIGHER. OVER TIME YOU MAY PAY MORE FOR CLASS II SHARES. PLEASE SEE "HOW DO I BUY SHARES? -- DECIDING WHICH CLASS TO BUY."

 ++MONTHS AND TO CLASS I PURCHASES OF $1 MILLION OR MORE IF CYOU SELL THE SHARES WITHIN ONE YEAR. A CONTINGENT DEFERRED SALES CHARGE MAY ALSO APPLY TO PURCHASES BY CERTAIN RETIREMENT PLANS THAT QUALIFY TO BUY CLASS I SHARES WITHOUT A FRONT-END SALES CHARGE. THE CHARGE IS 1% OF THE VALUE OF THE SHARES SOLD OR THE NET ASSET VALUE AT THE TIME OF PURCHASE, WHICHEVER IS LESS. THE NUMBER IN THE TABLE SHOWS THE CHARGE AS A PERCENTAGE OF OFFERING PRICE. WHILE THE PERCENTAGE IS DIFFERENT DEPENDING ON WHETHER THE CHARGE IS SHOWN BASED ON THE NET ASSET VALUE OR THE OFFERING PRICE, THE DOLLAR AMOUNT PAID BY YOU WOULD BE THE SAME. SEE "HOW DO I SELL SHARES? -- CONTINGENT DEFERRED SALES CHARGE" FOR DETAILS.

(5) $5.00 FEE IS ONLY FOR MARKET TIMERS. WE PROCESS ALL OTHER EXCHANGES WITHOUT A FEE.

(6) FOR THE PERIOD SHOWN, EACH FUND'S INVESTMENT MANAGER AND FT SERVICES HAD AGREED IN ADVANCE TO LIMIT THEIR RESPECTIVE MANAGEMENT AND ADMINISTRATION FEES. WITHOUT THESE REDUCTIONS, MANAGEMENT FEES FOR GREATER EUROPEAN FUND WOULD HAVE BEEN 0.75%, OTHER EXPENSES WOULD HAVE BEEN 1.53% FOR CLASS I AND 1.54% FOR CLASS II, AND TOTAL OPERATING EXPENSES WOULD HAVE BEEN 2.63% FOR CLASS I AND 3.29% FOR CLASS II; MANAGEMENT FEES FOR LATIN AMERICA FUND WOULD HAVE BEEN 1.25%, OTHER EXPENSES WOULD HAVE BEEN 1.59% FOR CLASS II AND TOTAL OPERATING EXPENSES WOULD HAVE BEEN 3.10% FOR CLASS I AND 3.84% FOR CLASS II. AFTER JULY 31, 1998, THESE ARRANGEMENTS MAY END AT ANY TIME UPON NOTICE TO THE BOARD.

(7) THE COMBINATION OF FRONT-END SALE CHARGES AND RULE 12B-1 FEES COULD CAUSE LONG-TERM SHAREHOLDERS TO PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED UNDER THE NASD'S RULES.

(8) ASSUMES A CONTINGENT DEFERRED SALES CHARGE WILL NOT APPLY.

FINANCIAL HIGHLIGHTS


These tables summarize each Fund's financial history. The information has been audited by McGladrey & Pullen, LLP, the Funds' independent auditors. Their audit report covering each of the two years since the Funds' commencement of operations on May 8, 1995, appears in the financial statements in each Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1997. The Annual Reports to Shareholders also include more information about the Funds' performance. For a free copy, please call Fund Information.


   TEMPLETON GREATER EUROPEAN -- CLASS I SHARES
   YEAR ENDED MARCH 31                                  1997      1996(1)


   ------------------------------------------------- --------- ------------

    Per Share Operating Performance
    (For a share outstanding throughout the period)
    Net asset value, beginning of period              $  10.39  $  10.00
                                                       --------  --------
     Income from investment operations:
      Net investment income                                .14       .08
      Net realized and unrealized gain                    2.09       .31
                                                       --------  --------
     Total from investment operations                     2.23       .39
                                                       --------  --------
     Distributions:
      Dividends from net investment income                (.13)      --
      Distributions from net realized gains               (.14)      --
                                                       --------  -------
     Total distributions                                  (.27)      --
                                                       --------  -------
     Change in net asset value                             1.96     .39
                                                       --------  --------
     Net asset value, end of period                    $  12.35  $  10.39
                                                       ========  ========
     Total Return(2)                                      21.70%     3.90%
     Ratios/Supplemental Data
     Net assets, end of period (000)                   $ 9,268   $ 4,308
     Ratio of expenses to average net assets              2.63%     3.56%(3)
     Ratio of expenses, net of reimbursement, to
       average net assets                                 1.85%     1.85%(3)
     Ratio of net investment income to average net        1.72%     1.39%(3)
        assets
     Portfolio turnover rate                              30.58%     9.86%
     Average commission rate paid (per share)          $  .0264  $  .0205



(1)FOR THE PERIOD MAY 8, 1995 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1996.

(2)TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.

(3)ANNUALIZED.


  TEMPLETON GREATER EUROPEAN -- CLASS II SHARES
  YEAR ENDED MARCH 31                                   1997      1996(1)


  -------------------------------------------------- --------- ------------

 PER SHARE OPERATING PERFORMANCE
 (For a share outstanding throughout the period)
  Net asset value, beginning of period               $  10.32  $  10.00
                                                     --------  --------
  Income from investment operations:
    Net investment income                                 .11       .07
    Net realized and unrealized gain                     2.02       .25
                                                     --------  --------
  Total from investment operations                       2.13       .32
                                                     --------  --------
  Distributions:
    Dividends from net investment income                 (.04)       --
    Distributions from net realized gains                (.14)       --
                                                      --------  -------
  Total distributions                                    (.18)       --
                                                      --------  -------
  Change in net asset value                              1.95       .32
                                                     --------  --------
  Net asset value, end of period                     $  12.27  $  10.32
                                                     ========  ========
  TOTAL RETURN(2)                                      20.83%     3.20%

  RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000)                    $ 2,424   $ 1,431
  Ratio of expenses to average net assets               3.29%     4.21%(3)
  Ratio of expenses, net of reimbursement, to
   average net assets                                   2.50%     2.50%(3)
  Ratio of net investment income to average net         1.45%     1.06%(3)
            assets
  Portfolio turnover rate                               30.58%     9.86%
  Average commission rate paid (per share)           $  .0264  $  .0205


(1)  FOR THE PERIOD MAY 8, 1995 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1996.
(2)  TOTAL RETURN DOES NOT REFLECT  SALES  COMMISSIONS.  NOT
     ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
(3)  ANNUALIZED.


  TEMPLETON LATIN AMERICA FUND -- CLASS I SHARES
  YEAR ENDED MARCH 31                                    1997        1996(1)

 --------------------------------------------------- ----------- -----------

  PER SHARE OPERATING PERFORMANCE
  (For a share outstanding throughout the period)
  Net asset value, beginning of period                $   10.53   $  10.00
                                                      ---------   --------
  Income from investment operations:
    Net investment income                                   .06        .12
    Net realized and unrealized gain                       1.86        .51
                                                      ---------   --------
  Total from investment operations                         1.92        .63
                                                      ---------   --------
  Distributions:
   Dividends from net investment income                   (.08)      (.10)
   Distributions from net realized gains                  (.03)         --
                                                      ---------    -------
 Total distributions                                      (.11)      (.10)
                                                      ---------   --------
 Change in net asset value                                1.81        .53
                                                      ---------   --------
 Net asset value, end of period                      $   12.34   $  10.53
                                                     =========   ========
 TOTAL RETURN(2)                                        18.34%      6.37%

 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000)                     $ 18,923    $ 5,150
 Ratio of expenses to average net assets                 3.10%      4.02%(3)
 Ratio of expenses, net of reimbursement, to
   average net assets                                    2.35%      2.35%(3)
 Ratio of net investment income to average net            .50%      1.71%(3)
   assets
 Portfolio turnover rate                                  3.72%       --
 Average commission rate paid (per share)            $   .0003   $  .0004


(1)  FOR THE PERIOD MAY 8, 1995 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1996.
(2) TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
(3)  ANNUALIZED.

 TEMPLETON LATIN AMERICA FUND -- CLASS II SHARES
 YEAR ENDED MARCH 31                                     1997       1996(1)

---------------------------------------------------- ---------- ------------

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
 Net asset value, beginning of period                 $  10.49   $  10.00
 Income from investment operations:
   Net investment income (loss)                           (.01)       .08
   Net realized and unrealized gain                       1.85        .48
                                                      --------   --------
 Total from investment operations                         1.84        .56
                                                      --------   --------
 Distributions:
  Dividends from net investment income                   (.02)      (.07)
  Distributions from net realized gains                  (.03)        --
                                                      --------   --------
Total distributions                                      (.05)      (.07)
                                                      --------   --------
Change in net asset value                                1.79        .49
                                                      --------   --------
Net asset value, end of period                       $  12.28   $  10.49
                                                      ========   ========
TOTAL RETURN(2)                                         17.62%      5.67%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000)                      $ 3,524    $ 1,351
 Ratio of expenses to average net assets                 3.84%      4.67%(3)
 Ratio of expenses, net of reimbursement, to average
    net assets                                           3.00%      3.00%(3)
 Ratio of net investment income (loss) to average
    net assets                                          (.15)%      1.14%(3)
 Portfolio turnover rate                                 3.72%       --
 Average commission rate paid (per share)             $  .0003   $  .0004


(1)  FOR THE PERIOD MAY 8, 1995 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1996.
(2) TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
(3)      ANNUALIZED.

HOW DO THE FUNDS INVEST THEIR ASSETS?

THE FUNDS' INVESTMENT OBJECTIVES

GREATER EUROPEAN FUND'S investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities (as defined below) of Greater European Companies. As used in this prospectus, the term "Greater European Company" means a company (i) that is organized under the laws of, or with a principal office and domicile in, a country in Greater Europe, (ii) for which the principal equity securities trading market is in Greater Europe, or (iii) that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in Greater Europe or that has at least 50% of its assets situated in Greater Europe. As used in this prospectus, the term "Greater Europe" means Western, Central and Eastern Europe (including Ukraine, Belarus, Latvia, Lithuania and Estonia) and Russia. Under normal market conditions, the Fund will invest at least 75% of its total assets in the equity securities of Greater European Companies. The balance of the Fund's assets will be invested in (i) debt securities (as defined below) issued by Greater European Companies or issued or guaranteed by Greater European government entities, (ii) equity securities and debt obligations of issuers outside Greater Europe, and (iii) short-term and medium-term debt securities of the type described below under "Temporary Investments."

LATIN AMERICA FUND'S investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity and debt securities of issuers in the following Latin American countries: Argentina, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, Cuba, Ecuador, El Salvador, French Guyana, Guatemala, Guyana, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Surinam, Trinidad/Tobago, Uruguay, and Venezuela. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity and debt securities of issuers in the countries named above. The balance of the Fund's assets will be invested in (i) equity securities and debt obligations of companies and government entities of countries other than those named above, and (ii) short-term and medium-term debt securities of the type described below under "Temporary Investments."

INFORMATION REGARDING BOTH FUNDS. Each Fund's investment objective and the investment restrictions set forth under "Investment Restrictions" in the SAI are fundamental and may not be changed without shareholder approval. All other investment policies and practices described in this prospectus are not fundamental, and may be changed by the Board without shareholder approval. There can be no assurance that either Fund's investment objective will be achieved.


TYPES OF SECURITIES IN WHICH THE FUNDS MAY INVEST

As used in this prospectus, "equity securities" refers to common stock, preferred stock, securities convertible into or exchangeable for such securities, warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "depositary receipts"), as described below.

Each Fund's Investment Manager will select equity investments for the respective Fund on the basis of fundamental company-by-company analysis (rather than broader analyses of specific industries or sectors of the economy). Although an Investment Manager will consider historical value measures, such as price/earnings ratios, operating profit margins and liquidation values, the primary factor in selecting equity securities will be the company's current price relative to its long-term earnings potential, or real book value, as determined by the Investment Manager.

For capital appreciation, Greater European Fund may invest up to 25% of its total assets, and Latin America Fund may invest without limit, in debt securities (as used in this prospectus: bonds, notes, debentures, commercial paper, time deposits and bankers' acceptances, and which may include structured investments) which are rated in any rating category by Moody's or S&P or which are unrated by any rating agency. Such securities may include high-risk, lower quality debt securities, commonly referred to as "junk bonds." See "What Are the Funds' Potential Risks?" As an operating policy, which may be changed by the Board, neither Fund will invest more than 5% of its total assets in debt securities rated lower than Baa by Moody's or BBB by S&P. Certain debt securities can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Additionally, convertible bonds offer the potential for capital appreciation through the conversion feature, which enables the holder of the bonds to benefit from increases in the market price of the securities into which they are convertible. Debt securities are subject to certain market and credit risks. See "How Do the Funds Invest Their Assets? -- Debt Securities" in the SAI for descriptions of debt securities rated Baa by Moody's and BBB by S&P.

Securities considered for purchase by a Fund may be listed or unlisted, and may be issued by companies in various industries, with various levels of market capitalization. The Investment Managers will actively manage the Funds' assets in response to market, political and general economic conditions, and will seek to adjust each Fund's investments based on their perception of which investments would best enable the Fund to achieve its investment objective.


As a diversified investment company, each Fund, with respect to 75% of its total assets, may invest no more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. government securities. Although each Fund may invest up to 25% of its assets in a single industry, the Funds have no present intention of doing so. Each Fund may not invest more than 5% of its assets in warrants (exclusive of warrants acquired in units or attached to securities) or more than 15% of its assets in securities with a limited trading market.

The Funds do not emphasize short-term trading profits and usually expect to have an annual portfolio turnover rate not exceeding 50%.


BRADY BONDS. Greater European Fund may invest up to 25% of its total assets and Latin America Fund may invest without limit in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries to date including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, the Dominican Republic, Ecuador, Ivory Coast, Jordan, the former Yugoslav Republic of Macedonia, Mexico, Nigeria, Panama, Peru, the Philippines, Poland, Russia, Slovenia, Uruguay, Venezuela, and Vietnam (collectively, the "Brady Countries"). In addition, some countries have reached an agreement in principle to restructure their bank debt according to a Brady Plan and other countries are expected to negotiate similar restructurings in the future. In some cases countries have restructured or are planning to restructure their external bank debt into new loans or promissory notes.

Many of the Brady Bonds have been issued relatively recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they have been actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable  interest  rate at that time and is  adjusted  at  regular  intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.


Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of Venezuelan Brady Bonds and Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.


In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are generally considered speculative. In addition, many Brady Bonds currently are rated below investment grade. These securities are subject to each Fund's current operating policy of not investing more than 5% of its assets in debt securities rated lower than Baa by Moody's or BBB by S&P.

DEPOSITARY RECEIPTS. ADRs are depositary receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.
Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.
Depositary receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of a Fund's investment policies, the Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

STRUCTURED INVESTMENTS. Included among the issuers of debt securities in which the Funds may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The Funds are permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although a Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leveraged for purposes of the limitations placed on the extent of a Fund's assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. A Fund's investment in these structured investments may be limited by investment restrictions contained in the SAI. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments.

TEMPORARY INVESTMENTS. When a Fund's Investment Manager believes that market conditions warrant, the fund may adopt a temporary defensive position and may invest up to 100% of its total assets in the following money market securities, denominated in U.S. dollars or in the currency of any foreign country, issued by entities organized in the U.S. or any foreign country: short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations, in each case rated Prime-1 by Moody's or A or better by S&P or, if unrated, of comparable quality as determined by the Investment Manager; obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks; and repurchase agreements with banks and broker-dealers with respect to such securities. When deemed appropriate by a Fund's Investment Manager, the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes.

OTHER INVESTMENT POLICIES OF THE FUNDS

The Funds are also authorized to use the various securities and investment techniques described below. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by the Funds in some of the markets in which the Funds will invest and may not be available for extensive use in the future.

BORROWING. Each Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's Net Asset Value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.


LOANS OF PORTFOLIO SECURITIES. Each Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of the Fund's total assets to generate income for the purpose of offsetting operating expenses. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. A Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. A Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to retain any voting rights with respect to the securities. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, a Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.


REPURCHASE AGREEMENTS. For temporary defensive purposes and for cash management purposes, the Funds may enter into repurchase agreements with U.S. banks and broker-dealers. Under a repurchase agreement, a Fund acquires a security from a U.S. bank or a registered broker-dealer and simultaneously agrees to resell the security back to the bank or broker-dealer at a specified time and price. The repurchase price is in excess of the original purchase price paid by a Fund by an amount which reflects an agreed-upon rate of return and which is not tied to any coupon rate on the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the bank or broker-dealer should default on its obligation to repurchase the underlying security, a Fund may experience a delay or difficulties in exercising its rights to realize upon the security and might incur a loss if the value of the security declines, as well as incur disposition costs in liquidating the security.

ILLIQUID AND RESTRICTED SECURITIES. Each Fund may invest up to 15% of its total assets in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. A Fund may be unable to dispose of its holdings in illiquid securities at then-current market prices and may have to dispose of such securities over extended periods of time. A Fund may also invest in securities that are sold (i) in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter, or (ii) in transactions between qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Such restricted securities are subject to contractual or legal restrictions on subsequent transfer. As a result of the absence of a public trading market, such restricted securities may in turn be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by a Fund or less than their fair value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed or Rule 144A securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration. Each Fund will limit its investment in restricted securities other than Rule 144A securities to 10% of its total assets, and will limit its investment in all restricted securities, including Rule 144A securities, to 15% of its total assets. Restricted securities, other than Rule 144A securities determined by the Board of Trustees to be liquid, are considered to be illiquid and are subject to a Fund's limitation on investment in illiquid securities.


OPTIONS ON SECURITIES OR INDICES. Each Fund may write (i.e., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. A Fund may write a call or put option only if the option is "covered." This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if a Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. The value of the underlying securities on which options may be written at any one time will not exceed 15% of the total assets of a Fund. A Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. The Funds will normally conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Funds will generally not enter into a forward contract with a term of greater than one year. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

The Funds will generally enter into forward contracts only under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when a Fund's Investment Manager believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." The Funds have no specific limitation on the percentage of assets they may commit to forward contracts, subject to their stated investment objectives and policies, except that a Fund will not enter into a forward contract if the amount of assets set aside to cover forward contracts would impede portfolio management or the Fund's ability to meet redemption requests. Although forward contracts will be used primarily to protect the Funds from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

The Funds may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Funds are traded on U.S. and foreign exchanges or over-the-counter.

FUTURES CONTRACTS. For hedging purposes only, each Fund may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.


When a Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when a Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "How Do the Funds Invest Their Assets? -- Futures Contracts" in the SAI.


WHAT ARE THE FUNDS' POTENTIAL RISKS?

You should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Funds, nor can there be any assurance that the Fund's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in a Fund can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by a Fund's portfolio securities, including general economic conditions and market factors. In addition to the factors which affect the value of individual securities, a shareholder may anticipate that the value of the shares of a Fund will fluctuate with movements in the broader equity and bond markets. A decline in the stock market of any country in which a Fund is invested in equity securities may also be reflected in declines in the price of shares of the Fund. Changes in the prevailing rates of interest in any of the countries in which a Fund is invested in fixed income securities will likely affect the value of such holdings and thus the value of Fund shares. Increased rates of interest, which frequently accompany inflation and/or a growing economy, are likely to have a negative effect on the value of Fund shares. In addition, changes in currency valuations will also affect the price of shares of the Funds. History reflects both decreases and increases in stock markets and interest rates in individual countries and throughout the world, and in currency valuations, and these may recur unpredictably in the future. Additionally, investment decisions made by an Investment Manager will not always be profitable or prove to have been correct. Neither Fund is intended as a complete investment program.

FOREIGN CURRENCY EXCHANGE. Since the Funds are authorized to invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates relative to the U.S. dollar will affect the value of securities in the respective portfolios and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will also affect a Fund's yield on assets denominated in currencies other than the U.S. dollar. The Funds usually effect currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market or through entering into forward contracts. However, some price spread on currency exchange transactions (to cover service charges) will be incurred when a Fund converts assets from one currency to another. Many of the currencies of the countries in which the Funds may invest have experienced devaluations relative to the U.S. dollar, and may be more highly volatile than currencies of other more established markets.

FOREIGN INVESTMENTS. The Funds have the right to purchase securities in any foreign country, developed or developing. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Each Fund's performance is closely tied to economic and political conditions within the geographic area of its respective investments. Some of the countries in which the Funds may invest are considered emerging markets, in which the risks generally associated with foreign investments are heightened. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investment in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Funds may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts.

Brokerage commissions, custodial services, and other costs relating to investments in foreign countries are generally more expensive than in the U.S. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which a Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. As an open-end investment company, each Fund is limited in the extent to which it may invest in illiquid securities. The foregoing risks may be heightened for investments in Eastern Europe and/or Latin America, and there are further risks specific to investments in those regions. See "What Are the Funds' Potential Risks?" in the SAI.

Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.


As a non-fundamental policy, each Fund will limit its investment in Russian securities to 5% of its total assets. Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody. For more information on these risks and other risks associated with Russian securities, please see "What Are the Funds' Potential Risks?" in the SAI.

HIGH-RISK DEBT SECURITIES. Although each Fund's current investment policy is that it will not invest more than 5% of its total assets in debt securities rated lower than Baa by Moody's or BBB by S&P, the Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high-risk, lower quality debt securities would be consistent with the interests of a Fund and its shareholders. High-risk, lower quality debt securities, commonly referred to as "junk bonds," are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by each Investment Manager to insure, to the extent possible, that the planned investment is sound. Each Fund may, from time to time, invest up to 5% of its total assets in defaulted debt securities if, in the opinion of the Investment Manager, the issuer may resume interest payments in the near future.

LEVERAGE. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's Net Asset Value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. The use of leverage may significantly increase a Fund's investment risk.

FUTURES CONTRACTS AND RELATED OPTIONS. Option and foreign currency exchange transactions and futures contracts are commonly referred to as derivative instruments. Successful use of futures contracts and related options is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in a Fund's portfolio. Successful use of futures or options contracts is further dependent on an Investment Manager's ability to correctly predict movements in the securities or foreign currency markets, and no assurance can be given that its judgment will be correct. Successful use of options on securities or indices is subject to similar risk considerations. In addition, by writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.


There are further risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described elsewhere in this prospectus and in the SAI.

WHO MANAGES THE FUNDS?


THE BOARD. The Board oversees the management of the Funds and elects their officers. The officers are responsible for the Funds' day-to-day operations. The Board also monitors the Funds to ensure no material conflicts exist between the Funds' classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGERS. The Investment Manager of Greater European Fund is Global Advisors. The Investment Manager of Latin America Fund is Investment Counsel. Global Advisors and Investment Counsel manage the respective Fund's assets and make its investment decisions. The Investment Managers also perform similar services for other funds. Global Advisors and Investment Counsel are wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Global Advisors and Investment Counsel and their affiliates manage over $199 billion in assets. The Templeton organization has been investing globally since 1940. Global Advisors and Investment Counsel and their affiliates have offices in Argentina, Australia, Bahamas, Canada, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Poland, Russia, Singapore, South Africa, Taiwan, United Kingdom, U.S., and Vietnam. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Funds' Code of Ethics.

PORTFOLIO MANAGEMENT. The lead portfolio manager of Greater European Fund since 1996 is Mark G. Holowesko. Mr. Holowesko is president of Greater European Fund's Investment Manager. He holds a BA in economics from Holy Cross College and an MBA from Babson College. He is a Chartered Financial Analyst, Chartered Investment Counselor, and a founding member of the
International  Society  of  Financial  Analysts.   Prior  to  joining  the
Templeton organization, Mr. Holowesko worked with RoyWest Trust Corporation (Bahamas) Limited as an investment analyst. His duties at RoyWest included managing trust and individual accounts, as well as equity market research worldwide. Mr. Holowesko is responsible for coordinating equity research worldwide for Greater European Fund's Investment Manager and managing several mutual funds.

Jeffrey A. Everett and Richard Sean Farrington have secondary portfolio management responsibilities for the Fund. Mr. Everett is an executive vice president of Greater European Fund's Investment Manager. He holds a BS in finance from Pennsylvania State University and is also a Chartered Financial Analyst. Prior to joining the Templeton organization, Mr. Everett was an investment officer at First Pennsylvania Investment Research, a division of First Pennsylvania Corporation, where he analyzed equity and convertible securities. He also coordinated research for Centre Square Investment Group, the pension management subsidiary of First Pennsylvania Corporation. Mr. Everett joined the Templeton organization in 1989 and is responsible for
managing several offshore   accounts  at  Templeton,   as  well  as  several
Templeton  funds.  Mr.  Everett's   current  research responsibilities
include real estate and country coverage of Australia and Italy. Mr. Farrington is a vice president of Greater European Fund's Investment Manager. He holds a BA in economics from Harvard University. Mr. Farrington is a Chartered Financial Analyst and is a past president of the Bahamas Society of Financial Analysts. He joined the Templeton organization in 1991 and now manages several mutual funds. Mr. Farrington's research responsibilities include global coverage of the electrical equipment industry, as well as non-U.S. electric utilities. He is also responsible for country coverage of Hong Kong, China and Taiwan.

The lead portfolio manager of Latin America Fund since June 1997 is Mark R. Beveridge. Mr. Beveridge is a senior vice president of Latin America Fund's Investment Manager. He holds a BBA in finance from the University of Miami. He is a Chartered Financial Analyst and a Chartered Investment Counselor, and a member of the South Florida Society of Financial Analysts and the International Society of Financial Analysts. Before joining the Templeton organization in 1985 as a security analyst, Mr. Beveridge was a principal with a financial accounting software firm based in Miami, Florida. He is currently a portfolio manager and research analyst with responsibility for appliances and household durables, industrial components, waste management and business and public services. He also has country coverage of Argentina.

Howard J. Leonard and Gary R. Clemons exercise secondary portfolio management responsibilities for Latin America Fund. Mr. Leonard is an executive vice president of Latin America Fund's Investment Manager. He holds a BBA in finance/economics from the Temple University School of Business Administration. Mr. Leonard is a Chartered Financial Analyst and a member of the Financial Analysts of Philadelphia, the Financial Analysts Federation and the International Society of Security Analysts. Before joining the Templeton organization in 1989, Mr. Leonard was director of investment research at First Pennsylvania Bank, where he was responsible for equity and fixed-income research activities. Mr. Leonard also worked previously at Provident National Bank as a security analyst covering a variety of industries. Mr. Leonard currently manages both institutional and mutual fund accounts of global and international mandates. He has research responsibility for the non-U.S. forest products/paper and investment management industries, and also follows the following countries:
Brazil, Indonesia and Switzerland. Mr. Clemons is a senior vice president of Latin America Fund's Investment Manager. He holds a BS from the University of Nevada -- Reno and an MBA with emphases in finance and investment banking from the University of Wisconsin -- Madison. He joined Latin America Fund's Investment Manager in 1993. Prior to that time he was a research analyst at Templeton Quantitative Advisors, Inc. in New York, where he was also responsible for management of a small capitalization fund. As a portfolio manager and research analyst with Templeton, Mr. Clemons has responsibility for the telecommunications industry and country coverage of Colombia, Norway, Peru and Sweden.

MANAGEMENT FEES. During the fiscal year ended March 31, 1997, management fees, before any advance waiver, totaled 0.75% of the average daily net assets of Greater European Fund. Total operating expenses, before any advance waiver, were 2.63% for Class I and 3.29% for Class II. Under an agreement by Global Advisors to waive its fees, the Fund paid no (0.00%) management fees and the Fund paid total operating expenses of 1.85% for Class I and 2.50% for Class II. After July 31, 1998, Global Advisors may end this arrangement at any time upon notice to the Board.

During the fiscal year ended March 31, 1997, management fees before any advance waiver, totaled 1.25% of the average daily net assets of Latin America Fund. Total operating expenses, before any advance waiver, were 3.10% for Class I and 3.84% for Class II. Under an agreement by Investment Counsel to limit its fees, the Fund paid management fees totaling 0.50% for Class I and 0.50% for Class II, and the Fund paid total operating expenses of 2.35% for Class I and 3.00% for Class II. After July 31, 1998, Investment Counsel may end this arrangement at any time upon notice to the Board.

PORTFOLIO TRANSACTIONS. The Investment Managers try to obtain the best execution on all transactions. If the Investment Managers believe more than one broker or dealer can provide the best execution, they may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Do the Funds Buy Securities for Their Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Since October 1, 1996, FT Services has provided certain administrative services and facilities for each Fund. Prior to that date, Templeton Global Investors, Inc. provided the same services to the Funds. During the fiscal year ended March 31, 1997, before any advance waiver, administration fees totaled 0.15% of the average daily net assets of Greater European Fund. Under an agreement by the administrators to waive their fees, Greater European Fund paid administrative fees totaling 0.12%. During the fiscal year ended March 31, 1997, Latin America Fund paid administrative fees totaling 0.15% of its average daily net assets. These fees are included in the amount of total operating expenses shown above.


THE RULE 12B-1 PLANS


Class I and Class II have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with a Fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes; and preparing and distributing sales literature and advertisements.

Payments by each Fund under the Class I plan may not exceed 0.35% per year of Class I's average daily net assets. Expenses not reimbursed in any quarter may be reimbursed in future quarters or years. This includes expenses not reimbursed because they exceeded the applicable limit under the plan. As of March 31, 1997, expenses under the Class I plan that may be reimbursable in future quarters or years totaled $143,613 or 1.55% of Greater European Fund's Class I net assets and $180,742 or 0.96% of Latin America Fund's Class I net assets. During the first year after certain Class I purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase.


Under the Class II plan, each Fund may pay Distributors up to 0.75% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Distributors may keep this portion of the Rule 12b-1 fees associated with the purchase.

Each Fund may also pay a servicing fee of up to 0.25% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from each Fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Funds' Underwriter" in the SAI.

HOW DO THE FUNDS MEASURE PERFORMANCE?


From time to time, each class of each Fund advertises its performance. The more commonly used measure of performance is total return. Performance figures are usually calculated using the maximum sales charges, but certain figures may not include sales charges.


Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested.


The investment results of each class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Funds calculate their performance figures, please see "How Do the Funds Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUNDS AND THEIR SHAREHOLDERS

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Funds and their shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. A regulated investment company generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Each Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains, which generally will be taxable income or capital gains in their hands. Distributions declared in October, November or December to shareholders of record on a date in such month and paid during the following January will be treated as having been received by shareholders on December 31, in the year such distributions were declared. The Trust will inform you each year of the amount and nature of such income or gains. Sales or other dispositions of Fund shares generally will give rise to taxable gain or loss.


HOW IS THE TRUST ORGANIZED?


Each Fund is a diversified series of the Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware business trust on December 21, 1993 and is registered with the SEC. As of January 1, 1997, Greater European Fund began offering a new class of shares designated Templeton Greater European Fund -- Advisor Class. All shares outstanding before the offering of Advisor Class shares have been designated Templeton Greater European Fund -- Class I and Templeton Greater European Fund -- Class II. As of January 1, 1997 Latin America Fund began offering a new class of shares designated Latin America Fund -- Advisor Class. All shares outstanding before the offering of Advisor Class shares have been designated Templeton Latin America Fund -- Class I and Templeton Latin America Fund -- Class II. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the respective Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.


The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.


The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or for the purpose of considering the removal of a Board member if requested in writing to do so by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

As of July 2, 1997, Dorothy R., Jeffrey R. and Christopher W. Silva owned of record and beneficially more than 25% of the outstanding Advisor Class shares of Greater European Fund. In addition, as of the same date, Resources owned of record and beneficially more than 25% of the outstanding Advisor Class shares of Greater European Fund.



ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the respective Fund with your check. PLEASE INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, YOUR PURCHASE WILL BE AUTOMATICALLY INVESTED IN CLASS I SHARES.


                                          MINIMUM
                                         INVESTMENTS*
         --------------------------- ----------------------
          To Open Your Account.....           $ 100
          To Add to Your  Account..           $  25


*We may waive these minimums for retirement plans. We may also refuse any order to buy shares.

DECIDING WHICH CLASS TO BUY

You should consider a number of factors when deciding which class of shares to buy. IF YOU PLAN TO BUY $1 MILLION OR MORE IN A SINGLE PAYMENT OR YOU QUALIFY TO BUY CLASS I SHARES WITHOUT A SALES CHARGE, YOU MAY NOT BUY CLASS II SHARES.

Generally, you should consider buying Class I shares if:


o you expect to invest in a Fund over the long term;

o you qualify to buy Class I shares at a reduced sales charge; or

o you plan to buy $1 million or more over time.


You should consider Class II shares if:


o you expect to invest less than $50,000 in the Franklin Templeton Funds; and

o you plan to sell a substantial number of your shares within approximately six years or less of your investment.


Class I shares are generally more attractive for long-term investors because of Class II's higher Rule 12b-1 fees. These may accumulate over time to outweigh the lower Class II front-end sales charge and result in lower income dividends for Class II shareholders. If you qualify to buy Class I shares at a reduced sales charge based upon the size of your purchase or through our Letter of Intent or cumulative quantity discount programs, but plan to hold your shares less than approximately six years, you should evaluate whether it is more economical for you to buy Class I or Class II shares.

For purchases of $1 million or more, it is considered more beneficial for you to buy Class I shares since there is no front-end sales charge, even though these purchases may be subject to a Contingent Deferred Sales Charge. Any purchase of $1 million or more is therefore automatically invested in Class I shares. You may accumulate more than $1 million in Class II shares through purchases over time, but if you plan to do this you should determine whether it would be more beneficial for you to buy Class I shares through a Letter of Intent.

Please consider all of these factors before deciding which class of shares to buy. There are no conversion features attached to either class of shares.

PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.



                                              TOTAL SALES CHARGE            AMOUNT PAID
                                             AS A PERCENTAGE OF          TO DEALER AS A
                                     ---------------------------------
   AMOUNT OF PURCHASE                      OFFERING        NET AMOUNT       PERCENTAGE OF
   AT OFFERING PRICE                         PRICE          INVESTED       OFFERING PRICE
 ----------------------------------- ---------------- ---------------- --------------------
 CLASS I
 Under $50,000.....................          5.75%            6.10%             5.00%
 $50,000 but less than $100,000....          4.50%            4.71%             3.75%
 $100,000 but less than $250,000...          3.50%            3.63%             2.80%
 $250,000 but less than $500,000...          2.50%            2.56%             2.00%
 $500,000 but less than $1,000,000.          2.00%            2.04%             1.60%
 $1,000,000 or more*...............           None             None              None
 CLASS II
 Under $1,000,000*.................          1.00%            1.01%             1.00%


*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? -- Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Deciding Which Class to Buy."


SALES CHARGE REDUCTIONS AND WAIVERS


    IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS -- CLASS I ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT -- CLASS I ONLY. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.


BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:


o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

o   You give Distributors a security

interest in the reserved shares and
appoint Distributors as
attorney-in-fact.


o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.


Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.


If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? -- Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES -- CLASS I ONLY. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.


A qualified group is one that:


o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o   Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o   Agrees to arrange for payroll

    deduction or other bulk

    transmission  of investments to the

    Fund, and


o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

SALES CHARGE WAIVERS. Each Fund's front-end sales charge and Contingent Deferred Sales Charge do not apply to certain purchases. For waiver categories 1, 2 or 3 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

Each Fund's sales charges do not apply if you are buying Class I shares with money from the following sources or Class II shares with money from the sources in waiver categories 1 or 4:

1. Dividend and capital gain distributions from any Franklin Templeton Fund or a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

2. Distributions from an existing retirement plan invested in the Franklin Templeton Funds.

3. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.


4. Redemptions from any Franklin Templeton Fund if you:


o Originally paid a sales charge on the shares,

o Reinvest the money within 365 days of the redemption date, and

o Reinvest the money in the SAME CLASS of shares.

  An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.


  If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.


Each Fund's sales charges also do not apply to Class I purchases by:

5. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

6. Group annuity separate accounts offered to retirement plans

7.  Chilean  retirement  plans  that  meet  the  requirements   described  under
"Retirement Plans" below

8. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in a Fund is permissible and suitable for you and the effect, if any, of payments by a Fund on arbitrage rebate calculations.

9.  Broker-dealers,   registered  investment  advisors  or  certified  financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

10. Registered Securities Dealers and their affiliates, for their investment accounts only

11.  Current  employees  of  Securities

Dealers and their affiliates and their family members, as allowed by the internal policies of their employer


12. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

13. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

14. Accounts managed by the Franklin Templeton Group

15. Certain unit investment trusts and their holders reinvesting distributions from the trusts

RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans or SEPs, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases -- Class I Only" above. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the account is closed within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? -- Contingent Deferred Sales Charge" for details.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Funds. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.


OTHER PAYMENTS TO SECURITIES DEALERS


The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

1. Class II purchases -- up to 1% of the purchase price.

2. Class I purchases of $1 million or more -- up to 1% of the amount invested.

3. Class I purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers -- Retirement Plans" above -- up to 1% of the amount invested. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge will not apply to the account if the Securities Dealer chooses to receive a payment of 0.25% or less or if no payment is made.

4. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs -- up to 0.25% of the amount invested.

5. Class I purchases by Chilean retirement plans -- up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? -- OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.


MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.


Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.

     METHOD                     STEPS TO FOLLOW

------------------------------------------------------------

   BY MAIL                1. Send us written instructions
                             signed by all account owners
                          2. Include any outstanding share
                             certificates for the shares
                             you want to exchange

--------------------- ---------------------------------------

  BY PHONE               Call Shareholder Services or
                         TeleFACTS(R)
                          If you do not want the
                          ability to exchange by phone
                          to apply to your account, please
                          let us know.

------------------------------------------------------------

THROUGH YOUR DEALER     Call your investment representative

--------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay a Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"


CONTINGENT DEFERRED SALES CHARGE -- CLASS I. For accounts with Class I shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased. If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period.

CONTINGENT DEFERRED SALES CHARGE -- CLASS II. For accounts with Class II shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund proportionately based on the amount of shares subject to a Contingent Deferred Sales Charge and the length of time the shares have been held. For example, suppose you own $1,000 in shares that have never been subject to a Contingent Deferred Sales Charge, such as shares from the reinvestment of dividends and capital gains ("free shares"), $2,000 in shares that are no longer subject to a Contingent Deferred Sales Charge because you have held them for longer than 18 months ("matured shares"), and $3,000 in shares that are still subject to a Contingent Deferred Sales Charge ("CDSC liable shares"). If you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares.


Likewise, CDSC liable shares purchased at different times will be exchanged into a new fund proportionately. For example, assume you purchased $1,000 in shares 3 months ago, 6 months ago, and 9 months ago. If you exchange $1,500 into a new fund, $500 will be exchanged from shares purchased at each of these three different times.

While Class II shares are exchanged proportionately, they are redeemed in the order purchased. In some cases, this means exchanged shares may be CDSC liable even though they would not be subject to a Contingent Deferred Sales Charge if they were sold. The tax consequences of a sale or exchange are determined by the Code and not by the method used by a Fund to transfer shares.

If you exchange your Class II shares for shares of Money Fund II, the time your shares are held in that fund will count towards the completion of any Contingency Period.

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:


o You may only exchange shares within the SAME CLASS, except as noted below.

o The accounts must be identically registered. You may, however exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special

Requirements."


o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

o The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of a Fund within two weeks of an earlier exchange request, (ii) exchanged shares out of a Fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of a Fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe a Fund would be harmed or unable to invest effectively, or (ii) a Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the Fund, such as "Class Z" shares. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may exchange their Class Z shares for Class I shares of the Fund at Net Asset Value.


HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.


    METHOD                  STEPS TO FOLLOW

--------------------------------------------------------------

 BY MAIL                1. Send us written instructions signed
                           by all account owners. If you would
                           like your redemption proceeds wired
                           to a bank account, your instructions
                           should include:
                           o The name, address and telephone
                             number of the bank where
                             you want the proceeds sent
                           o Your bank account number
                           o The Federal Reserve ABA
                             routing number
                           o If you are using  a
                             savings and loan or
                             credit union, the name of the
                             corresponding bank and the account
                             number
                        2. Include any outstanding share
                           certificates for the shares you are selling
                        3. Provide a signature guarantee if required
                        4. Corporate, partnership and trust
                           accounts may need to send additional
                           documents. Accounts under court jurisdiction may have other requirements.

---------------------- ----------------------------------------

BY PHONE               Call Shareholder Services. If you would
                       like your redemption proceeds wired to
                       a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above. Telephone requests will be accepted:
                       o  If the request is $50,000 or less.
                          Institutional accounts may exceed
                          $50,000 by completing a separate agreement.
                          Call Institutional Services to receive a copy.
                       o  If there are no share certificates
                          issued for the shares you want to sell or you have already returned them to the respective Fund
                       o  Unless you are selling shares in a
                          Trust Company retirement plan account
                       o  Unless the address on your account
                          was changed by phone within the last 15
                          days
                          If you do not want the ability to
                          redeem by phone to apply to your
                          account, please let us know.

---------------------- ----------------------------------------

THROUGH YOUR DEALER     Call your investment representative

--------------------------------------------------------------


We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 4:00 p.m. Eastern time, your wire payment will be sent the next business day. For requests received in proper form after 4:00 p.m. Eastern time, the payment will be sent the second business day. By offering this service to you, a Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither a Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.


Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS


To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.


CONTINGENT DEFERRED SALES CHARGE


For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan account is closed within 365 days of the account's initial purchase in the Franklin Templeton Funds.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.


Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent
Deferred Sales Charge for:

 Exchanges Account fees


      Account fees


Sales of shares purchased pursuant to a sales charge waiver


Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, as described under "How Do I Buy Shares? -- Other Payments to Securities Dealers"


Redemptions by a Fund when an account falls below the minimum required account size

Redemptions following the death of the shareholder or beneficial owner


Redemptions through a systematic withdrawal plan, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.


Distributions  from  individual   retirement  plan  accounts  due  to  death  or
disability or upon periodic distributions based on life expectancy

Tax-free returns of excess contributions from employee benefit plans


Distributions from employee benefit plans, including those due to termination or plan transferRedemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans


WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUNDS?


Each Fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class I and Class II.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. NEITHER FUND PAYS "INTEREST" OR GUARANTEES ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the respective Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.


DISTRIBUTION OPTIONS

You may receive your distributions from a Fund in any of these ways:


1. BUY ADDITIONAL SHARES OF A FUND -- You may buy additional shares of the same class of a Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, dividend distributions, or both. If you own Class II shares, you may also reinvest your distributions in Class I shares of a Fund. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS -- You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). If you own Class II shares, you may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH -- You may receive capital gain distributions, dividend distributions, or both in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE RESPECTIVE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash. TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to a Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED


Each Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in a Fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. Each Fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:


o Your name,

o The respective Fund's name,

o The class of shares,

o A description of the request,

o For exchanges, the name of the fund you are exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against otential claims based on the instructions received.


A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.


SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.


Any outstanding share certificates must be returned to the respective Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.


TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.


When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. If you are unable to execute a transaction by phone, we will not be liable for any loss.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.


ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS


When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, we cannot accept instructions to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.


GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.


TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.


REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.


        TYPE OF ACCOUNT                DOCUMENTS REQUIRED
       ---------------------------------------------------------------------
        CORPORATION                    Corporate Resolution
       ------------------------------ ---------------------------------------
        PARTNERSHIP                    1. The pages from the partnership
                                          agreement that identify the general
                                          partners, or
                                       2. A certification for a partnership
                                          agreement
      ------------------------------ ---------------------------------------
       TRUST                          1.  The pages from the trust document
                                          that identify the trustees, or
                                      2.  A certification for trust

     ------------------------------ ---------------------------------------


STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by each Fund. Telephone instructions directly from your representative will be accepted unless you have let us know that you do not want telephone privileges to apply to your account.


TAX IDENTIFICATION NUMBER


The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer  identification  number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the respective Fund that the number you gave us is incorrect, or (iv) you are subject to backup withholding.


We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN


Our automatic investment plan offers a convenient way to invest in each Fund. Under the plan, you can have money transferred automatically from your checking account to the respective Fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. The market value of a Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.


SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.


If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. Once your plan is established, any distributions paid by a Fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? -- Systematic Withdrawal Plan" in the SAI for more information.


TELEFACTS(R)


From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:


obtain information about your account;

obtain price and performance information about any Franklin Templeton Fund;

exchange shares between identically registered Franklin accounts; and

request duplicate statements and deposit slips for Franklin accounts.


You will need the code number for each class to use TeleFACTS(R). The code number is 419 for Class I and 519 for Class II of Greater European Fund and 418 for Class I and 518 for Class II of Latin America Fund.


STATEMENTS AND REPORTS TO
SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.


Financial reports of a Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of a Fund's financial reports.


INSTITUTIONAL ACCOUNTS


Additional methods of buying, selling or exchanging shares of each Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.


AVAILABILITY OF THESE SERVICES


The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, a Fund may not be able to offer these services directly to you. Please contact your investment representative.


WHAT IF I HAVE QUESTIONS
ABOUT MY ACCOUNT?


If you have any questions about your account, you may write to Investor Services at P.O. Box 33030, St. Petersburg, Florida 33733-8030. The Funds and Distributors are also located at this address. Investment Counsel is located at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394-3091. Global Advisors is located at P.O. Box N-7759, Lyford Cay, Nassau, Bahamas. You may also contact us by phone at one of the numbers listed below.


                                                           HOURS OF OPERATION (EASTERN TIME)
  DEPARTMENT NAME                  TELEPHONE NO.           (MONDAY THROUGH FRIDAY)

 ----------------------------- -------------------------- ------------------------------------------
 Shareholder Services          1-800/632-2301             8:30 a.m. to 8:00 p.m.
 Dealer Services               1-800/524-4040             8:30 a.m. to 8:00 p.m.
 Fund Information              1-800/DIAL BEN             8:30 a.m. to 11:00 p.m.
                              (1-800/342-5236)           9:30 a.m. to 5:30 p.m. (Saturday)

 Retirement Plan Services      1-800/527-2020             8:30 a.m. to 8:00 p.m.
 Institutional Services        1-800/321-8563             9:00 a.m. to 8:00 p.m.
 TDD (hearing impaired)        1-800/851-0637             8:30 a.m. to 8:00 p.m.


Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS


1933 ACT -- Securities Act of 1933, as amended

1940 ACT -- Investment Company Act of 1940, as amended

BOARD -- The Board of Trustees of the Trust

CD -- Certificate of deposit

CLASS I, CLASS II AND ADVISOR CLASS -- Each Fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in the respective Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

CODE -- Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD -- For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC)-- A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS -- Franklin/Templeton Distributors, Inc., the Funds' principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY -- Any state or local government or any instrumentality, department, authority or agency thereof that has determined a Fund is a legally permissible investment and that can only buy shares of the respective Fund without paying sales charges.

FRANKLIN TEMPLETON FUNDS -- The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP -- Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS -- All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES -- Franklin Templeton Services, Inc., the Funds' administrator

GLOBAL ADVISORS -- Templeton Global Advisors Limited, Greater European Fund's investment manager.

INVESTMENT COUNSEL -- Templeton Investment Counsel, Inc., Latin America Fund's investment manager

INVESTMENT MANAGER(S) -- The investment manager of Greater European Fund is Templeton Global Advisors Limited and the investment manager of Latin America Fund is Templeton Investment Counsel, Inc.

INVESTOR SERVICES -- Franklin/Templeton Investor Services, Inc., the Funds' shareholder servicing and transfer agent

IRS -- Internal Revenue Service

LETTER -- Letter of Intent

MARKET TIMERS -- Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S -- Moody's Investors Service, Inc.

NASD -- National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) -- The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC -- National Securities Clearing Corporation

NYSE -- New York Stock Exchange

OFFERING PRICE -- The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II.

QUALIFIED RETIREMENT PLANS -- An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

RESOURCES -- Franklin Resources, Inc.

SAI -- Statement of Additional Information

S&P -- Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc.

SEC -- U.S. Securities and Exchange Commission

SECURITIES DEALER -- A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP -- An employer sponsored  simplified employee pension plan established under section 408(k) of the Code

TELEFACTS(R) -- FRANKLIN TEMPLETON'S AUTOMATED CUSTOMER SERVICING SYSTEM

TRUST COMPANY -- Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. -- United States

WE/OUR/US -- Unless the context indicates a different meaning, these terms refer to a Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

INSTRUCTIONS AND IMPORTANT NOTICE

SUBSTITUTE W-9 INSTRUCTIONS INFORMATION

GENERAL. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

OBTAINING A NUMBER. If you do not have a Social Security Number/Taxpayer Identification Number or you do not know your SSN/TIN, you must obtain Form SS-5 or Form SS-4 from your local Social Security or IRS office and apply for one. If you have checked the "Awaiting TIN" box and signed the certification, withholding will apply to payments relating to your account unless you provide a certified TIN within 60 days.

WHAT SSN/TIN TO GIVE. Please refer to the following guidelines:



    ACCOUNT TYPE               GIVE SSN OF     ACCOUNT TYPE         GIVE EMPLOYER ID #  OF

--------------------------- --------------- ------------------- ---------------------------

   o Individual                Individual      o  Trust, Estate,   Trust, Estate, or
                                                  or Pension Plan  Pension Plan Trust
                                                  Trust

 ------------------------- --------------- ------------------- ---------------------------

  o Joint Individual          Owner who       o  Corporation,     Corporation,
                              will be            Partnership, or  Partnership, or
                              paying tax or      other            other organization
                              first-named        organization
                              individual

-------------------------- --------------- ------------------- ---------------------------

  o Unif. Gift/               Minor           o  Broker nominee   Broker nominee

   Transfer to Minor
-------------------------- --------------- ------------------- ---------------------------

 o Sole Proprietor           Owner of
                             business

--------------------------- --------------- ------------------- ---------------------------

 o Legal Guardian            Ward,
                             Minor, or

                             Incompetent
 ------------------------- --------------- ------------------- ---------------------------

EXEMPT RECIPIENTS. Please provide your TIN and check the "Exempt Recipient" box if you are an exempt recipient. Exempt recipients include:


     A corporation                         An organization exempt from
                                           tax under section 501(a), or an
     A financial institution               individual retirement plan


     A registered dealer in securities    An exempt charitable remainder
     or commodities registered in         trust or a non-exempt trust
     the U.S. or a U.S. possession        described in section 4947(a)(1)

     A real estate investment trust       An entity registered at all times
                                          under the Investment Company
     A common trust fund operated         Act of 1940
     by a bank under section 584(a)



IRS PENALTIES. If you do not supply us with your SSN/TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report certain income on your federal income tax return, you will be treated as negligent and subject to an IRS 20% penalty on any underpayment of tax attributable to such negligence, unless there was reasonable cause for the resulting underpayment and you acted in good faith. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.

SUBSTITUTE W-8 INSTRUCTIONS INFORMATION

EXEMPT FOREIGN PERSON. Check the "Exempt Foreign Person" box if you qualify as a non-resident alien or foreign entity that is not subject to certain U.S. information return reporting or to backup withholding rules. Dividends paid to your account may be subject to withholding of up to 30%. You are an "Exempt Foreign Person" if you are not (1) a citizen or resident of the U.S., or (2) a U.S. corporation, partnership, estate, or trust. In the case of an individual, an "Exempt Foreign Person" is one who has been physically present in the U.S. for less than 31 days during the current calendar year. An individual who is physically present in the U.S. for at least 31 days during the current calendar year will still be treated as an "Exempt Foreign Person," provided that the total number of days physically present in the current calendar year and the two preceding calendar years does not exceed 183 days (counting all of the days in the current calendar year, only one-third of the days in the first preceding calendar year and only one-sixth of the days in the second preceding calendar year). In addition, lawful permanent residents or green card holders may not be treated as "Exempt Foreign Persons." If you are an individual or an entity, you must not now be, or at this time expect to be, engaged in a U.S. trade or business with respect to which any gain derived from transactions effected by the Fund/Payer during the calendar year is effectively connected to the U.S. (or your transactions are exempt from U.S. taxes under a tax treaty).

PERMANENT ADDRESS. The Shareholder Application must contain your permanent address if you are an "Exempt Foreign Person." If you are an individual, provide your permanent address. If you are a partnership or corporation, provide the address of your principal office. If you are an estate or trust, provide the address of your permanent residence or the principal office of any fiduciary.

NOTICE OF CHANGE IN STATUS. If you become a U.S. citizen or resident after you have provided certification of your foreign status, or if you cease to be an "Exempt Foreign Person," you must notify the Fund/Payer within 30 days of your change in status. Reporting will then begin on the account(s) listed, and backup withholding may also begin unless you certify to the Fund/Payer that (1) the taxpayer identification number you have given is correct, and (2) the Internal Revenue Service has not notified you that you are subject to backup withholding because you failed to report certain interest or dividend income. You may use Form W-9, "Payer's Request for Taxpayer Identification Number and Certification," to make these certifications. If an account is no longer active, you do not have to notify a Fund/Payer or broker of your change in status unless you also have another account with the same Fund/Payer that is still active. If you receive interest from more than one Fund/Payer or have dealings with more than one broker or barter exchange, file a certificate with each. If you have more than one account with the same Fund/Payer, the Fund/Payer may require you to file a separate certificate for each account.

WHEN TO FILE. File these certifications with the Fund before a payment is made to you, unless you have already done this in either of the two preceding calendar years.

HOW OFTEN YOU MUST FILE. This certificate generally remains in effect for three calendar years. A Fund/Payer or broker, however, may require that a new certificate be filed each time a payment is made. On joint accounts for which each joint owner is a foreign person, each must provide a certification of foreign status.

                                RESOLUTION SUPPORTING AUTHORITY OF
                                CORPORATE /ASSOCIATION SHAREHOLDER

-------------------------------------------------------------------------



INSTRUCTION:

It will be necessary for corporate/association shareholders to provide a certified copy of a resolution or other certificate of authority supporting the authority of designated officers of the corporation/association to issue oral and written instruction on behalf of the corporation/association for the purchase, sale (redemption), transfer and/or exchange of Franklin Templeton Fund shares. You may use the following form of resolution or you may prefer to use your own.

CERTIFIED COPY OF RESOLUTION (Corporation or Association)

The undersigned hereby certifies and affirms that he/she is the duly elected________________________of -------------------- Title Corporate Name a
____________________________________organized  under  the  laws of the  State of
____________________and that the following Type of Organization State is a true and correct copy of a resolution adopted by the Board of Directors by unanimous written consent (a copy of which is attached) or at a meeting duly called and held on _______________________________, 19______.

"RESOLVED,
that______________________________________________________________________  Name
of Corporation/Association (the "Company") is authorized to invest the Company's assets in one or more investment companies (mutual funds) whose shares are distributed by Franklin/Templeton Distributors, Inc. ("Distributors"). Each such investment company, or series thereof, is referred to as a "Franklin Templeton Fund" or "Fund."

FURTHER RESOLVED, that any (enter number) _____________of the following officers of this Company (acting alone, if one, or acting together, if more than one) is/are authorized to issue oral or written instructions (including the signing of drafts in the case of draft accessed money fund accounts) on behalf of the Company for the purchase, sale (redemption), transfer and/or exchange of Fund shares and to execute any Fund application(s) and agreements pertaining to Fund shares registered or to be registered to the Company (referred to as a "Company Instruction"); and, that this authority shall continue until Franklin/Templeton Investor Services, Inc. ("Investor Services") receives written notice of revocation or amendment delivered by registered mail. The Company's officers authorized to act on behalf of the Company under this resolution are (enter officer titles only): ------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(referred to as the "Authorized Officers").

FURTHER RESOLVED, that Investor Services may rely on the most recently provided incumbency certificate delivered by the Company to Investor Services to identify those individuals who are the incumbent Authorized Officers and that Investor Services shall have no independent duty to determine if there has been any change in the individuals serving as incumbent Authorized Officers.

FURTHER RESOLVED, that the Company ("Indemnitor") undertakes and agrees to indemnify and hold harmless Distributors, each affiliate of Distributors, each Franklin Templeton Fund and their officers, employees and agents (referred to hereafter collectively as the "Indemnitees") from and against any and all liability, loss, suits, claims, costs, damages and expenses of whatever amount and whatever nature (including without limitation reasonable attorneys' fees, whether for consultation and advice or representation in litigation at both the trial and appellate level) any indemnitee may sustain or incur by reason of, in consequence of, or arising from or in connection with any action taken or not taken by an Indemnitee in good faith reliance on a Company Instruction given as authorized under this resolution."

The undersigned further certifies that the below named persons, whose signatures appear opposite their names, are the incumbent Authorized Officers (as that term is defined in the above resolution) who have been duly elected to the office identified beside their name(s) (attach additional list if necessary).

                                           X
------------------------------------      ------------------------------------
Name/title (please print or type)          Signature

                                           X
-------------------------------------     ------------------------------------
Name/title (please print or type)         Signature

                                          X
-------------------------------------     -------------------------------------
Name/title (please print or type)         Signature

                                           X
-------------------------------------    --------------------------------------
Name/title (please print or type)        Signature


Certified from minutes

X
------------------------------------------------------
Signature
-------------------------------------------------------------------------------
Name/title (please print or type)
CORPORATE SEAL (if appropriate)

FRANKLIN TEMPLETON GROUP OF FUNDS


LITERATURE REQUEST E CALL 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.



GLOBAL GROWTH

Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Franklin Convertible Securities
Fund~Templeton Global Real Estate
Fund
Templeton Global Smaller
 Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME


Franklin Global Utilities Fund
Franklin Templeton German

 Government Bond Fund
klin Adjustable U.S.~Franklin
Templeton
 Global Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and Income Fund

GLOBAL INCOME

Franklin Global Government
Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High

 Income Currency Fund
Templeton Americas

 Government Securities Fund


GROWTH


Franklin Blue Chip Fund
Franklin  California  Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Growth Fund
Franklin  MidCap Growth Fund
Franklin Small Cap Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME

Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund
Franklin Convertible Securities
Fund
Franklin Equity Income Fund
Templeton Global Infrastructure
Fund
Franklin Income Fund
Franklin MicroCap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

FUND ALLOCATOR SERIES
Franklin Templeton
Conservative Target Fund
Franklin Templeton
Moderate Target Fund
Franklin Templeton
Growth Target Fund

INCOME

Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment
Grade Income Fund
Franklin Short-Intermediate U.S.
Government Securities Fund
Franklin U.S. Government
Securities Fund
Franklin Money Fund
Franklin Federal Money Fund
FOR CORPORATIONS
Franklin Corporate Qualified
Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME

Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC FUNDS
SEEKING TAX-FREE INCOME

Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**

VARIABLE ANNUITIES+

Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
(an immediate annuity)



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*Two or more fund  options  available:  long-term  portfolio,  intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

***Portfolio  of insured  municipal
securities.


+Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.



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         TEMPLETON REGION FUNDS
         P.O. Box 33031
         ST. PETERSBURG, FL 33733-8031